EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Section 906 of the Sarbanes-Oxley Act)

In connection with the Quarterly Report of OXO (the “Company”) on Form 10-Q for the quarterly period ended May 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Aleksejus Klimanovas, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2026

/s/ Aleksejus Klimanovas
Aleksejus Klimanovas
Chief Executive Officer and Chief Financial Officer